Exhibit 99.01

February 2017 Corporate & Clinical Overview

Safe Harbor Statement Although we believe that we have a reasonable basis for each forward - looking statement contained in this presentation, we caution you that forward - looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward - looking statements contained in this presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our Annual Report on Form 10 - K for the year ended December 31 , 2015 filed with the Securities and Exchange Commission on March 14 , 2016 , Form 10 - Q for the period ended September 30 , 2016 , an in other reports filed with the SEC . In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward - looking statements contained in this presentation, they may not be predictive of results or developments in future periods . Any forward - looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation, except as required by law . Safe Harbor statements under the Private Securities Litigation Reform Act of 1995 : This presentation contains forward - looking statements as defined in Section 27 A of the Securities Act of 1933 as amended, and section 21 E of the Securities Exchange Act of 1934 , as amended . Such forward - looking statements are based upon Neuralstem , Inc . ’s management’s current expectations, estimates, beliefs, assumptions, and projections about Neuralstem’s business and industry . Words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “potential,” “continue,” and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward - looking statements . In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward - looking statements . These forward - looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict . Therefore, our actual results could differ materially and adversely from those expressed in any forward - looking statements as a result of various risk factors . These risks and uncertainties include the risks associated with the effect of changing economic conditions, trends in the products markets, variations in Neuralstem’s cash flow, market acceptance risks, technical development risks and other risk factors detailed in Neuralstem’s Securities and Exchange Commission filings . For links to SEC documents please visit the company’s Web site : neuralstem . com .

Overview 3 Cell Therapy: NSI - 566 • Regionally specific stem cell - lines Proprietary Screening Platform Lead asset: NSI - 189 • Small molecule drug discovery Human - derived stem cells platform technology Regionally specific for the development of CNS therapies Small molecule development capability & regenerative medicine Phase 2 MDD Trial Results 3Q17

Key Highlights • Neuralstem Corporate Strategy – Business development initiatives – Tianjin Pharmaceuticals Group $20mn strategic investment • Cash runway into 2018 • Lead Program: Novel Neurogenic Small Molecule – NSI - 189 Phase II MDD efficacy d ata expected in 3Q 2017 – NSI - 189 Phase II MDD long term durability data 1H 2018 • Positive Phase 1b MDD randomized placebo control results • Cell Therapy – Partner for continuing development 4

Pipeline 5 Neuralstem’s proprietary technology uses regionally specific neural stem cells for the development of CNS therapies.

NSI - 189 Major Depressive Disorder

NSI-189 Overview

- New Chemical Entity (NCE)
  - Novel neurogenic MOA
  - Highly stable and well characterized
- MDD Market Opportunity
  - Unsatisfied patient population*
  - High patient turnover rate in MDD*
  - Strong IP position through 2024 – 2034
- Efficacy:
  - Compelling Phase Ib MDD randomized, double-blind data
  - Large effect size
  - Cognitive benefit profile
  - Potential disease modifying, durability profile
  - Excellent safety profile
- Preclinical Data
  - MOA insight: LTP biomarker data associated with cognitive enhancement
  - Orphan opportunity: Angelman Syndrome

- Gaynes BN, et al; A direct comparison of presenting characteristics of depressed outpatients from primary vs. specialty care settings: preliminary findings from the STAR*D clinical trial. Gen Hosp Psychiatry. 2005 Mar-Apr;27(2):87-96 and Rush AJ, Fava M, et al; STAR*D Investigators Group. Sequenced treatment alternatives to relieve depression (STAR*D): rationale and design. Control Clin Trials. 2004 Feb;25(1):119-42.

7

NSI - 189 Scientific Advisory Board Dr. Maurizio Fava Harvard, MGH, Executive Vice Chair, Dept. of Psychiatry Principal Investigator: NSI - 189 Phase 2 MDD clinical trial Dr. Michael Thase Univ. of Pennsylvania, Chief. Division of Mood and Anxiety Disorders Treatment and Research Program Dr. Mark Frye Mayo Clinic, Chair, Psychiatry and Psychology Dr. John Greden Univ. of Michigan , Founder and Executive Director, Healthy System Depression Center Dr. Richard Keefe Duke Institute for Brain Sciences, Director Schizophrenia Research Group Dr. Thomas Laughren Harvard, MGH, Director, Regulatory Affairs, Former Director of Psychiatric Division, CDER, FDA World Class Psychiatric, Clinical and Regulatory Experts 8

MDD Market Opportunity

Large Patient Rx Turnover, Low Barrier to Entry, Adjunct/Mono Market Opportunities


First Line
-Monotherapy
- SSRI/NSRI
TRD I
- Rx Switch
- Adjunct Rx
- SSRI / SNRI
TRD II
- Adjunct Rx
- Rx Switch
- Other
4th / 5th
- New combos
67% pt. failure
75% pt. failure
80% pt. failure

US Market: Estimated 14.8 mn patients

Patients	First Line	TRD I	TRD II	4th line +
% patients in given line of therapy	33%	17%	10%	40%
% patients that fail given line of therapy	67%	75%	80%	N/A

Source: 1. Gaynes BN, et al; A direct comparison of presenting characteristics of depressed outpatients from primary vs. specialty care settings: preliminary findings from the STAR*D clinical trial. Gen Hosp Psychiatry. 2005 Mar-Apr;27(2):87-96.
2. Rush AJ, Fava M, et al; STAR*D Investigators Group. Sequenced treatment alternatives to relieve depression (STAR*D): rationale and design. Control Clin Trials. 2004 Feb;25(1):119-42.

9

Cohort 1 N=8 (6 drug, 2 placebo) 40 mg QD Cohort 2 N=8 (6 drug, 2 placebo) 40 mg BID Cohort 3 N=8 (6 drug, 2 placebo) 40 mg TID Acute treatment: 28 days Drug free observational follow up: days 35, 42, 49, 56, 70, 84 NSI - 189 MDD Phase Ib trial design NSI - 189 Phase Ib double - blind, randomized, placebo - controlled, dose - escalating study assessing safety and tolerability • FDA NCE safety protocol for in - clinic dosing (28 days) • Patient criteria: At least two prior depressive episodes and currently taking or history of antidepressant medication(s) • Five day washout period 10

NSI - 189 MDD Phase Ib results p=0.02 d=0.90 Study Day -20 0 20 40 60 80 100 Symptoms of Depression Questionnaire 2.0 2.2 2.4 2.6 2.8 3.0 3.2 3.4 3.6 3.8 Placebo NS-189 NS-189 1x per day NS-189 2x per day NS-189 3x per day p=0.03 d=1.10 Day 84 Day 28 Symptoms of Depression Questionnaire (SDQ) p=0.09 d=0.95 Study Day 0 20 40 60 80 100 Montgomery and Asberg Depression Rating Scale 5 10 15 20 25 30 Placebo NS-189 NS-189 1x per day NS-189 2x per day NS-189 3x per day p=0.19 d=0.84 Montgomery - Asberg Depression Rating Scale (MADRS) Day 28 All: A Phase 1B, Randomized, Double - Blind, Placebo - Controlled, Multiple - Dose Escalation Study Evaluating the Effects of NSI - 189 Phosp hate, a Neurogenic Compound, in Patients with Major Depressive Disorder (MDD) , presented June 2014, by Maurizio Fava, M.D., Karl Johe, Ph.D., Lev G. Gertsik , MD, Larry Ereshefsky , PharmD , Bettina Hoeppner , Ph.D., Martina Flynn, David Mischoulon , M.D., Ph.D., Gustavo Kinrys , M.D., and Marlene Freeman, M.D. Day 84 11 Encouraging durability effect across physician and patient depression scales Large MADRS effect size: d=0.95 MADRS outcome # Definition 56% Responder 10/18 ( ≥ 50% reduction ) 50% Remission 9/18 ( ≤ 10 score) 72% Partial + Responder 13/18 (<14 score)

p=0.01 d=0.94 Study Day -20 0 20 40 60 80 100 Cognitive and Physical Functioning Questionnaire 2.0 2.5 3.0 3.5 4.0 4.5 5.0 Placebo NS-189 NS-189 1x per day NS-189 2x per day NS-189 3x per day p<0.01 d=1.20 Day 28 Day 84 NSI - 189 MDD Phase Ib clinical results All: A Phase 1B, Randomized, Double - Blind, Placebo - Controlled, Multiple - Dose Escalation Study Evaluating the Effects of NSI - 189 Phosp hate, a Neurogenic Compound, in Patients with Major Depressive Disorder (MDD) , presented June 2014, by Maurizio Fava, M.D., Karl Johe, Ph.D., Lev G. Gertsik , MD, Larry Ereshefsky , PharmD , Bettina Hoeppner , Ph.D., Martina Flynn, David Mischoulon , M.D., Ph.D., Gustavo Kinrys , M.D., and Marlene Freeman, M.D. Cognitive and Physical Functioning Questionnaire (CPFQ) 12 Persistent improvement over 8 week , drug - free , observational period in patient - reported CPFQ Large effect size (d=0.94)

NSI - 189 MDD Phase Ib : Adverse Events 13

Favorable NSI - 189 DMPK Characteristics 14 Human PK supports QD dosing in clinic • t 1/2 is 17 - 20 hours • Total clearance is low (less than hepatic blood flow) • No gender difference in exposure profiles • No difference in AUC and t 1/2 between fasted and fed states Attractive metabolic profile • Few metabolites, multiple pathways, no unique human metabolites (hepatocytes) Attractive pharmaceutical properties • Good solubility and high permeability, single crystalline polymorph, optimized salt form

NSI-189 Phase 2 MDD Trial

Upcoming Phase II MDD Data Results 2017

Study Objectives

- Primary: Montgomery-Asberg Depression Rating Scale (MADRS)
- Secondary: SDQ, HAMD17, CGI-S, CPFQ, SFI, Cogscreen Battery, Cogstate Brief Battery

Innovative Study Design

- Randomized, double blind, 3 cohorts (n=220): 40mg BID, 40mg QD, & placebo
- 12-week study, additional 6 month follow-up study
- Fewer, quality MDD trial sites (n=12)
- Placebo-reducing prescreen process
- Safety Interview: confirmatory, independent, remote MADRS diagnosis by MGH
- Potential registration study if successful in either active arm
  - Power: >80%, 2-sided $p \leq 0.05$; d=0.5

Principal Investigator: Maurizio Fava, M.D. Slater Family Professor of Psychiatry at Harvard Medical School, Massachusetts General Hospital

15

NSI - 189 Preclinical Data & MOA Insight 16

Chronic Novelty Suppressed Feeding (Mouse) 17 Latency to eat (sec) 0 100 200 300 400 500 600 Water Imipramine 60 mg/kg Vehicle NSI-144 NSI-150 NSI-158 NSI-189 Latency to eat (sec) 0 100 200 300 400 500 600 * * * N=15 - 20/group; PsychoGenics , Inc.  Effects of 28 - days of dosing of Neuralstem leads on latency to eat were evaluated during the 15 - min test  NSI - 189 and NSI 150 (30 mg/kg, oral gavage) significantly decreased the latency to eat compared to vehicle (water )  Effect size was similar to imipramine (60 mg/kg; oral gavage) * p<0.05 * p<0.05 NSI - 189 Mouse Depression Models 17

Neurogenic Effects and HI Volume Changes in a Chronic Novelty Suppressed Feeding Model* (Mouse) *Neuralstem leads were dosed at 30 mg/kg and imipramine at 60 mg/kg for 28 days by oral gavage ( PsychoGenics , Inc.) NSI - 189 Mouse Depression Models 18

NSI - 189 Doses of 10 - 100 mg/kg Activity Chronic Novelty Suppressed Feeding Model (Mouse ) Latency to eat (sec) 0 150 300 450 600 750 900 1050 1200 Water Imipramine 60 mg/kg NSI-189 3mg/kg NSI-189 10mg/kg NSI-189 30mg/kg NSI-189 100mg/kg * * * * • NSI - 189 (10 - 100 mg/kg) and imipramine significantly decreased the latency to eat compared to vehicle (water) after 28 days of oral dosing • No significant treatment effects on either body weight or neurological observation seen N=20/group; PsychoGenics , Inc. * p<0.05 NSI - 189 Mouse Depression Models 19

Neurogenic Effects and HI Volume Changes in a Chronic Novelty Suppressed Feeding Model* (Mouse ) *NSI=189 had been orally dosed for 28 days NSI - 189 Mouse Depression Models 20 Depression (10 - 100mg/kg) ≠ Neurogenesis (10mg/kg) ≠ HI Volume Increase (30mg/kg)

Pipeline Update & MOA insight 21 • Restores LTP in Angelman Syndrome mouse • MOA : Enhances short - term and long - term potentiation in normal mice • Reversal of cognitive deficit in irradiated mice • Type 1 & 2 diabetic neuropathy reversal and prevention • MCAO stroke in rats data provide a wider therapeutic window post - stroke in enhancing host neurogenesis Compound / Indication Small Molecule: Preclinical NSI - 189 MCAO Stroke NSI - 189 Diabetes - related neuropathy NSI - 189 Irradiation - induced cognition NSI - 189 LTP Enhancement NSI - 189 Angelman Syndrome

NSI - 189 Preclinical Stroke in Rat • NSI - 189 treatment from 6 hours post stroke for 12 weeks significantly ameliorated motor and neurologic deficits in a rat MCAO model of ischemic stroke. • This neuroprotective effect by NSI - 189 was accompanied by increased cell proliferation in the peri - infarct area and increased dendritic branching in the cortex as well as in the hippocampus, suggesting structural remodeling by NSI - 189. • The dendritic remodeling in the hippocampus by NSI - 189 was significant over the control even during the second 12 - week period without any drug administration. This suggests NSI - 189 may be beneficial during the first 6 months of post - stroke period by enabling recovery to a higher functioning level faster. Currently no treatment exists to help recovery from stroke. 22

Group Treatment A 12 Week - Control (Stroke + Vehicle) B 12 Week - Experimental (Stroke + NSI - 189) C 24 Week - Control (Stroke + Vehicle) — No treatment D 24 Week - Experimental (Stroke + NSI - 189) — No treatment NSI - 189 Preclinical Stroke in Rat 23

MAP - 2 Density in the cerebral cortex and hippocampus after NSI - 189 treatments: A. MAP - 2 in Cerebral cortex 0 0.5 1 1.5 2 2.5 3 3.5 4 4.5 5 12 Week- Control 12 Week NSI- 189 (30mg/kg) 24 Week- Control 24 Week NSI- 189 (30mg/kg) MAP - 2 Density (pixel Intensity/um 2 ) MAP - 2 in Cerebral Cortex * p<0.0001 B. MAP - 2 in Hippocampus 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 12 Week- Control 12 Week NSI- 189 (30mg/kg) 24 Week- Control 24 Week NSI- 189 (30mg/kg) MAP - 2 Density (pixel Intensity/um 2 ) MAP - 2 in Hippocampus * p<0.0005 * p<0.0291 NSI - 189 Preclinical Stroke in Rat Journ . Cell. Physiology, Tajiri et al 24

NSI - 189: Type 1 & 2 diabetic neuropathy NSI - 189 induced Type 1 diabetes prevention & i nvention results • NSI - 189 significantly protected nerve function and structure in mice when given at the beginning of disease • NSI - 189 improved the nerve function and structure given eight weeks after disease onset • NSI - 189 significantly improved all of these indices in comparison to vehicle - treated diabetic animals NSI - 189 type 2 diabetes (genetic db / db mouse ) prevention results • NSI - 189 treatment showed significant reversal in all of the same indices of neuropathy NSI - 189 prevented or reversed effects on both large and small nerve functions in Type 1 & 2 diabetes NSI - 189 appears to have potential therapeutic utility outside of MDD 25 Poster: “ Therapeutic Efficacy of NSI - 189 in Diabetic Mice, ” Calcutt , et al. NSI - 189 prevention or reversal effects in Type 1 & 2 diabetic neuropathy indices

NSI-189 Preclinical Type 1 & 2 neuropathy

Summary of NSI-189 activities against Peripheral Neuropathy in Mouse Models of Diabetes

*Prevention means test agent was given from the onset of diabetes. Intervention means test agent was given 7-8 weeks after the onset of diabetes.

ND = not determined
0 = no positive effect
+ = partial positive effect
++ = complete positive effect
- negative effect

	Vehicle	Insulin Prevention (positive control, Type 1 only)	NSI-189 Intervention in Type 1 Model (STZ)	NSI-189 Prevention in Type 1 Model (STZ)	NSI-189 Prevention in Type 2 Model (db/db)
Body wt. gain (g/month)	0	0	0	0	0
Change in blood glucose level	0	++	0	0	0
Change in blood HbA1c level	0	++	0	0	0
Rotorod Performance	0	+	0	0	ND
MNCV (m/sec)	0	++	+	+	++
Paw Tactile Allodynia	0	+	+	+	+
Paw Thermal Hypoalgesia	0	++	+	+	+
Paw Skin nerve density-IENF	0	++	++	+	++
Paw Skin nerve density-SNP	0	++	++	+	+
Corneal Nerve Density -SBNP	0	++	+	+	ND
Corneal Nerve Density-stroma	0	+	+	+	ND

The mice were evaluated along several well-established indices of neuropathy, including: slowing of motor nerve conductance velocity, painful hypersensitivity of skin, insensitivity to heat, and reduction in dermal and epidermal nerve fiber density.

Poster: "Therapeutic Efficacy of NSI-189 in Diabetic Mice," Calcutt, et al.

27 Intra - Epidermal Nerve Fiber (IENF) Density & Sub - Epidermal Nerve Plexus (SNP) Density Sub - Basal Nerve Plexus (SBNP) Density & Stromal Nerve Density in Cornea NSI - 189 Preclinical Type 1 & 2 neuropathy Poster: “ Therapeutic Efficacy of NSI - 189 in Diabetic Mice, ” Calcutt , et al.

NSI-189 Irradiation-induced cognitive dysfunction

Three arms (Long-evans rats, n=16 per group):
- Sham irradiation (IRR) + vehicle
- Irradiation + vehicle
- Irradiation + NSI189

- NSI189 administered 30mg/kg/day PO
- Animal cohorts completed each behavior test on a single day
- Investigators were blinded at each level (animal group, treatment, testing, data analysis)



BrdU
Behavioral testing
Histology
IRR IRR IRR
Daily NSI189
Expt Day
1 3 5 6 31 33 40 61 62

Brain Histology (blinded)
- Neurogenesis
- Hippocampal volume
- Synaptogenesis
- Dendritic morphometry

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NSI-189 Irradiation-induced cognitive dysfunction

Spatial Cognitive Impairment

Novel Place Recognition Task



p<0.05
*
p<0.05
*
Exploration Ratio
100
80
60
40
20
0
Sham IRR + vehicle
IRR + vehicle
IRR + NSI189

Episodic Memory Retention

Novel Object Recognition Task



p<0.05
*
p<0.05
*
Exploration Ratio
100
80
60
40
20
0
Sham IRR + vehicle
IRR + vehicle
IRR + NSI189

Spatial Memory Retention

Object in Place Task



p<0.05
*
Exploration Ratio
100
80
60
40
20
0
Sham IRR + vehicle
IRR + vehicle
IRR + NSI189

Spatiotemporal Episodic Memory Retention

Temporal Order Task



p<0.05
*
p<0.05
*
Exploration Ratio
100
80
60
40
20
0
Sham IRR + vehicle
IRR + vehicle
IRR + NSI189

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Understanding LTP and Memory • For mechanistic studies: cognition = memory • LTP is a cellular biomarker of memory – repetitive, high - frequency stimulus leads to long - lasting synaptic transmission – increased LTP means enhanced memory, decreased LTP means memory deficit. • LTP occurs in hippocampus (memory), amygdala (emotion), cortex (attention), and striatum (motor) • AMPA - receptor dependent Ca++ influx ultimately triggers the neuron firing. – Several different pathways can change responsiveness of this trigger - NMDAR, BDNF, Reelin , CaMKII , etc. 30

NSI - 189 enhances LTP magnitude 31 TBS after 2.5 h incubation 0 50 100 150 200 250 300 350 -10 -5 0 5 10 15 20 25 30 35 40 WT-Vehicle WT-NSI189 Vehicle EPSP slope (% of baseline) TBS after 3.5 h incubation 0 50 100 150 200 250 300 350 -10 -5 0 5 10 15 20 25 30 35 40 WT-Vehicle WT-NSI189 Vehicle Time (min) • Enhances short - term and long - term potentiation in normal mice (n=8 slices) • Increases with exposure time and concentration • Reproducible (10μM) (10μM) By courtesy of Yan Liu 1 , Xiaoning Bi 1 , Michel Baudry 1 Western University of Health Sciences, Pomona, CA 91766

NSI - 189: Angelman Syndrome 0 50 100 150 200 250 -10 -5 0 5 10 15 20 25 30 35 40 AS WT-vehicle AS-NSI189 EPSP slope (% of baseline) Time (min) NSI - 189 restores STP & LTP in Angelman Syndrome Mice Confirmatory model in a genetic disease By courtesy of Yan Liu 1 , Xiaoning Bi 1 , Michel Baudry 1 Western University of Health Sciences, Pomona, CA 91766 32

LTP - based assay, NSI - 189’s molecular pathway NSI - 189 increases LTP magnitude in a time - dependent and concentration - dependent manner – This effect is not from increased synaptic transmission or NMDA receptor properties – This effect occurs within 1 - 3.5 hours of treatment (not before) – The drug does not need to be present during LTP NSI - 189 restores LTP in a mouse model of Angelman syndrome, a genetic disease – By 3.5 hours of pre - treatment in vitro. NSI - 189 also increases neurogenesis, synaptic density, hippocampal volume in vivo What is the common molecular pathway underlying all of these effects? 33

NSI-189 Mechanism of Action: Dynamic transcriptional enhancer?

Potential Molecular Pathways


A
Ligand (auto-, para- or intracrine)
Cytoplasm
a NR
PI(3) kinase
ERK
?
Nuclear translocation
Nucleus
b HDAC
c
HAT
CRM
d
Ac Ac
Pol II holoenzyme TAF mediator
e
Activation

Gronemeyer H, Gustafsson JA, Laudet V. Principles for modulation of the nuclear receptor superfamily. Nat Rev Drug Discov. 2004 Nov;3(11):950-64. Review. PubMed PMID: 15520817.

Potential Cellular Outcome


a synaptic plasticity
b intrinsic plasticity
c synaptic scaling
axon upstream cell
local regulation*
global regulation
channel transcription
Hebbian
non-Hebbian
induction site
area of ion channel modifications
area of altered throughput

Guzman-Karlsson MC, Meadows JP, Gavin CF, Hablitz JJ, Sweatt JD. Transcriptional and epigenetic regulation of Hebbian and non-Hebbian plasticity. Neuropharmacology. 2014 May;80:3-17. Epub 2014 Jan 10. Review. PubMed PMID: 24418102

34

Limited epigenetic pathways DNA methylation & histone acetylation/deacetylation of DNA are dynamically regulated – leads to changes in protein synthesis and strength of neuronal connectivity mRNA regulation at pre/post - synaptic ending modulates synaptic scaling – c hanges neurotrophic factors, ion channels, neurotransmitter receptors, and synaptic structural proteins – results in long - lasting structural and functional changes in neuronal connectivity Necessary for learning and memory in vivo 35

Stem cell Overview

Cell Therapy Program Update 37 • Phase I stroke completed dosing all 9 patients and currently evaluating safety • cSCI is currently evaluating 4 Phase 1 thoracic patients; additional Phase 1 trial evaluating (Group B) 4 cervical patients • ALS Phase 1 & 2 follow - up evaluation

Stem cell Overview Technology: committed human neural stem cells • tissue restricted • give rise to neurons, astrocytes, oligodendrocytes • manufactured under GMP conditions for clinical applications • over 500 lines isolated from diverse areas of fetal human CNS Stem cell therapies: transplanted allogeneic neural stem cells integrate into host parenchyma and mitigate impact of disease/injury • differentiated cells integrate into the host environment and replace cells lost to disease/injury • differentiated cells produce trophic factors that nurture host cells • differentiated cells form functional connections with host neurons 38

NSI - 566 POC of cell survival 39 Long term cell survival in 6 autopsy patients • Survival of up to 2.5 yrs • 4 cases of “nests” of round cells with cytoplasm • Neural differentiation • Maintenance of cell markers Patient number Gender # of days on FK506 # of days on MMF # of Days IM Meds Discontinued before death Survival Days % Donor DNA 1 M 177 165 216 394 0.06 – 5.40 2 M 107 503 67 572 0.18 – 0.93 3 M 259 259 0 259 0.03 – 2.39 4 M 189 192 133 325 0.07 – 4.20 5 M 94 283 638 921 0.14 – 0.67 6 F 139 134 57 196 0.06 - 0.96 FK506 = tacrolimus, MMF=mycophenolate mofetil, IM=immunomodulatory Annals of Clinical and Translational Neurology, 2014. Tadesse et. al

Management 40 Richard Daly, CEO • President, AstraZeneca Diabetes, US; President, BMS Diabetes, US; EVP , Takeda Pharmaceuticals; VP, Commercial Strategy, TAP Pharmaceuticals • Boards: Catalyst Pharmaceuticals; Synergy Pharmaceuticals • Education: MBA, Kellogg Graduate School of Management; BS, Microbiology, University of Notre Dame Karl Johe Ph.D., CSO • Co - founder , Chairman of the Board of Neuralstem ; NIH/NINDS Staff Scientist • Education: Post - doctoral fellow, UCSF; Ph.D, Biochemistry, Albert Einstein College of Medicine; MA/BA, Biochemistry, University of Kansas Jonathan Lloyd Jones, CFO • Sr . Director, Corporate Development, Genzyme Corporation; V.P Finance, TransMolecular ; CFO and V.P Corporate Development, TetraLogic ; CFO, Columbia Laboratories, Inc.. • Education: MBA, University of Pennsylvania Wharton School of Business ; BSc. Business Studies, University of Bradford Thomas Hazel Ph.D. Senior Vice President, Research • Neuralstem’s Stem Cell Discovery Program Director and Senior Scientist since 1998; Staff Scientist at the NIH Laboratory of Molecular Biology of the National Institute of Neurological Disorders and Stroke in Bethesda; and was a NIH IRTA fellow from 1993 - 1996. • Education: PH.D, Genetics, University of Illinois College of Medicine; BA, Biology, Kalamazoo College

Key Highlights • Near term milestones: – Phase II MDD clinical trial ; results expect in 3Q 2017 – Phase II MDD long term durability follow - up study 1H 2018 • Tianjin Pharmaceutical Group $20mn strategic investor – Cash runway into 2018 • Improved capital structure • B usiness development initiatives – Cell therapy programs – Screening platform • Lead Candidate: NSI - 189 novel neurogenic small molecule – New Chemical Entity; Protected IP: 2024 - 2034 – Novel MOA – Possible cognitive benefit with long - lasting effect – Safety profile applicable to multiple subsets of depression patients – Preclinical data suggest potential benefits in cognitive and neuropathy indications 41